DEAN HELLER
Secretary of State
206 North Carson Street
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Incorporation
(PURSUANT TO NRS 78)

Important Read attached instructions before completing form.	ABOVE SPACE IS FOR OFFICE USE ONLY

1.	Name of	Alpha Nutraceuticals, Inc.
Corporation:

2.	-Resident Agent	Paracorp Incorporated
Name and street	Name
Address:	318 North Carson Street, Suit 208	Carson City	NEVADA	89701
(must be a Nevada address	Street Address	City	Zip Code
where process may be
sent	Optional Mailing Address	City	State	Zip Code

3.	Shares:
(number of shares
corporation	Number of shares	Number of shares
authorized to issue	with par value:	100,000,000	Par value $	.001	without par value:

4.	Names &	1.	Louis J. Paulsen
Addresses	Name
of Board of	865 Saugerties St.	San Diego	CA	92154
Directors/trustees:	Street Address	City	State	Zip Code
attach additional name
there is more than 3	2.	James L. Cartmill
[ILLEGIBLE]	Name
1479 Carson Creek Way	Chula Vista	CA	91915
Street Address	City	State	Zip Code

3.	Robert J. Bliss, C.P.A
Name
5735 Sprinter Ln	Bonita	CA	91902
Street Address	City	State	Zip Code

The purpose of this Corporation shall be:
5.	Purpose :	any lawful activity within or outside the State of Nevada
[ILLEGIBLE]

6.	Names, Address	Wade Huettel c/o Business Consulting Group Unlimited, Inc	/s/ Wade Huettel
and Signature of	Name	Signature
Incorporator
attach additional name	580 Second Street, Suite 102	Encinitas	CA	92024
there is more than 1	Address	City	State	Zip Code
[ILLEGIBLE]

7.	Certificate of	I hereby accept appointment as Resident Agent for the above named corporation.
Acceptance of
Appointment of	[ILLEGIBLE]	10-18-04
Resident Agent	Authorized Signature of R. A. or On Behalf of R. A. Company	Date

This form must be accompanied by appropriate fees. See attached fee schedule.

Nevada Secretary of State Form 78 ARTICLES.2003
Revised on 09/29/03

ARTICLES OF INCORPORATION
OF

ALPHA NUTRACEUTICALS, INC.
(A Nevada Corporation)

ARTICLE 1.

Company Name

          1.1 The name of this corporation is Alpha Nutraceuticals, Inc.

ARTICLE 2.

Duration

          2.1 The corporation shall continue in existence perpetually unless sooner dissolved according to law.

ARTICLE 3.

Principal Office

          3.1 The name and address of its Resident Agent is Paracorp, Inc., 318 North Carson Street, Suite 208, Carson City, Nevada 89701.

ARTICLE 4.

Purpose

          4.1 The purpose for which the corporation is organized is to engage in any lawful activity within or outside the State of Nevada.

          4.2 The corporation may also maintain offices at such other places within or without the State of Nevada as it may from tune to time determine. Corporate business of every kind and nature may be conducted, and meetings of directors and shareholders may be held outside the State of Nevada with the same effect as if in the State of Nevada.

ARTICLE 5.

Board of Directors

          5.1 Number. The board of directors of the Corporation shall consist of such number of persons, not less than one and not to exceed 10, as shall be determined in accordance with the bylaws from time to time.

          5.2 The name and address of the first members of the Board of Directors is as follows:

Louis J. Paulsen
865 Saugerties St.
San Diego, CA 92154
(619) 857-1938

James L. Cartmill
1479 Canoe Creek Way
Chula Vista, CA 91915
(619) 421-8126

Robert J. Bliss, C.P.A.
5735 Sprinter Ln
Bonita, CA 91902
(619) 479-4636

Howard A. Gutzmer
4335 Grace Rd
Bonita, CA 91902
(619) 479-0977

Colin J. Kelly
310 Surey Dr.
Bonita, CA 91902
(619) 470-7020

ARTICLE 6.

Capital Stock

          6.1 Authorized Capital Stock. The aggregate number of shares which this Corporation shall have authority to issue is one hundred million (100,000,000) shares, consisting of (a) ninety five million (95,000,000) shares of Common Stock, par value $0.001 per share (the “Common Stock”) and (b) five million (5,000,000) shares of preferred stock, par value $0.001 per share (the “Preferred Stock”), issuable in one or more series as hereinafter provided. A description of the classes of shares and a statement of the number of shares in each class and the relative rights, voting power, and preferences granted and restrictions imposed upon the shares of each class are as follows:

          6.2 Common Stock. Each share of Common Stock shall have, for all purposes one (1) vote per share. Subject to the preferences applicable to Preferred Stock outstanding at any time, the holders of shares of Common Stock shall be entitled to receive such dividends and other distributions in cash, property or shares of stock of the Corporation as may be declared thereon by the Board of Directors from time to time out of assets or funds of the Corporation legally available therefore. The holders of Common Stock issued and outstanding have and possess the right to receive notice of shareholders’ meetings and to vote upon the election of directors or upon any other matter as to which approval of the outstanding shares of Common Stock or approval of the common shareholders is required or requested.

          6.3 Preferred Stock. The Shares of Preferred Stock may be issued from time to time in one or more series. The Board of Directors is authorized, by resolution adopted and filed in accordance with law, to provide for the issue of such series of shares of Preferred Stock. Each series of shares of Preferred Stock:

(a) may have such voting powers, full or limited, or may be without voting powers;

(b) may be subject to redemption at such time or times and at such prices as determine by the Board of Directors;

          (c) may be entitled to receive dividends (which may be cumulative or non-cumulative) at such rate or rates, on such conditions and at such times, and payable in preference to, or in such relation to, the dividends payable on any other class or classes or series of stock;

(d) may have such rights upon the dissolution of, or upon any distribution of the assets of, the Corporation;

          (e) may be made convertible into, or exchangeable for, shares of any other class or classes or of any other series of the same or any other class or classes of stock of the Corporation or such other corporation or other entity at such price or prices or at such rates of exchange and with such adjustments;

(f) may be entitled to the benefit of a sinking fund to be applied to the purchase or redemption of shares of such series in such amount or amounts;

          (g) may be entitled to the benefit of conditions and restrictions upon the creation of indebtedness of the Corporation or any subsidiary, upon the issue of any additional shares (including additional shares of such series or of any other series) and upon the payment of dividends or the making of other distributions on, and the purchase, redemption or other acquisition by the Corporation or any subsidiary of, any outstanding shares of the Corporation; and

          (h) may have such other relative, participating, optional or other special rights, qualifications, limitations or restrictions thereof, in each case as shall be stated in said resolution or resolutions providing for the issue of such shares of Preferred Stock. Shares of Preferred Stock of any series that have been redeemed or repurchased by the Corporation (whether through the operation of a sinking fund or otherwise) or that, if convertible or exchangeable, have been converted or exchanged in accordance with their terms shall be retired and have the status of authorized and unissued shares of Preferred Stock of the same series and may be reissued as a part of the series of which they were originally a part or may, upon the filing of an appropriate certificate with the Secretary of State of the State of Nevada be reissued as part of a new series of shares of Preferred Stock to be created by resolution or resolutions of the Board of Directors or as part of any other series of shares of Preferred Stock, all subject to the conditions or restrictions on issuance set forth in the resolution or resolutions adopted by the Board of Directors providing for the issue of any series of shares of Preferred Stock.

ARTICLE 7.

No Further Assessments

          7.1 The capital stock, after the amount of the subscription price determine by the board of directors has been paid in money, property, or services, as the Directors shall determine, shall be subject to no further assessment to pay the debts of the corporation, and no stock issued as fully paid up shall ever be assessable or assessed, and these Articles of Incorporation shall not and cannot be amended, regardless of the vote therefore, so as to amend, modify or rescind this Article 7.

ARTICLE 8.

No Preemptive Rights

          8.1 Except as otherwise set forth herein, none of the shares of the Corporation shall carry with them any preemptive right to acquire additional or other shares of the corporation and no holder of any stock of the Corporation shall be entitled, as of right, to purchase or subscribe for any part of any unissued shares of stock of the Corporation or for any additional shares of stock, of any class or series, which may at any time be issued, whether now or hereafter authorized, or for any rights, options, or warrants to purchase or receive shares of stock or for any bonds, certificates of indebtedness, debentures, or other securities.

ARTICLE 9.

No Cumulative Voting

          9.1 There shall be no cumulative voting of shares.

ARTICLE 10.

Election Not to be Governed By Provisions of NRS 78.411 to 78.444.

          10.1 The Corporation, pursuant to NRS 78.434, hereby elects not to be governed by the provisions of NRS 78.411 to 78.411, inclusive.

ARTICLE 11.

Indemnification of Officers and Directors

          11.1 The Corporation shall indemnify its directors, officers, employee, fiduciaries and agents to the fullest extent permitted under the Nevada Revised Statutes.

          11.2 Every person who was or is a party or is threatened to be made a party to or is involved in any action, suit or proceedings, whether civil, criminal, administrative or investigative, by reason of the fact that he or a person for whom he is the legal representative is or was a director or officer of the corporation or is or was serving at the request of the corporation as a director or officer of another corporation, or as its representative in a partnership, joint venture, trust or other enterprise, shall be indemnified and held harmless to the fullest extent legally permissible under the law of the State of Nevada from time to time against all expenses, liability and loss (including attorneys fees, judgments, fines and amounts paid or to be paid in settlement) reasonably incurred or suffered by him in connection therewith. Such right of indemnification shall be a contract right that may be enforced in any manner desired by such person. Such right of indemnification shall not be exclusive of any other right which such directors, officers or representatives may have or hereafter acquire and, without limiting the generality of such statement, they shall be entitled to their respective rights of indemnification under any By-Law, agreement, vote of stockholders, provision of law or otherwise, as well as their rights under this Article.

          11.3 Without limiting the application of the foregoing, the Board of Directors may adopt By-Laws from time to time with respect to indemnification to provide at all times the fullest indemnification permitted by the law of the State of Nevada and may cause the corporation to purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation as a director of officer of another corporation, or as its representative in a partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred in any such capacity or arising out of such status, whether or not the corporation would have the power to indemnify such person.

          11.4 The private property of the Stockholders, Directors and Officers shall not be subject to the payment of corporate debts to any extent whatsoever.

          11.5 No director, officer or shareholder shall have any personal liability to the corporation or its stockholders for damages for breach of fiduciary duty as a director or officer, except that this provision does not eliminate nor limit in any way the liability of a director or officer for:

(a) Acts or omissions which involve intentional misconduct, fraud or a knowing violation of law; or

(b) The payment of dividends in violation of Nevada Revised Statutes (N.R.S.) 78.300.

ARTICLE 12.

Incorporator

          12.1 The name and address of the incorporator of the Corporation are as follows:

Wade D. Huettel
Business Consulting Group Unlimited, Inc.
580 Second Street, Suite 102
Encinitas, CA 92024

          IN WITNESS WHEREOF, we have hereunto set my hand this ___ th day of ______, 2004, hereby declaring and certifying that the facts stated hereinabove are true.

Wade D. Huettel
Incorporator

DEAN HELLER
Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4299 (775) 684 5708 Website: secretaryofstate.biz

Articles of Merger (PURSUANT TO NR3 82A.200) Page 1

Important: Read attached Instructions before completing form.	ABOVE SPACE IS FOR OFFICE USE ONLY

(Pursuant to Nevada Revised Statutes Chapter 92A)
(excluding 92A.200(4b))
SUBMIT IN DUPLICATE

1)
Name and jurisdiction of organization or each constituent entity (NRS 92A.200). If there are more than four merging entities, check box ☐ and attach an 8 ½" x 11" blank sheet containing the required information for each additional entity.

Alpha Nutraceuticals, Inc.
Name of merging entity

California	Corporation
Jurisdiction	Entity type*

Name of merging entity

Jurisdiction	Entity type*

Name of merging entity

Jurisdiction	Entity type*

Name of merging entity

Jurisdiction	Entity type*

and,

Alpha Nutraceuticals, Inc.
Name of surviving entity

Nevada	Corporation
Jurisdiction	Entity type*

* Corporation, non-profit corporation, limited partnership, limited-liability company or business trust.

This form must be accompanied by appropriate fees. See attached fee schedules.	Nevada Secretary of State AM Merger 2003
Revised on: 10/24/03

ARTICLE  IV
GENERAL

          Section 4.1 COVENANTS OF ALPHA NEVADA. Alpha Nevada covenants and agrees that it will, on or before the Effective Date of the Merger:

(a)	file any and all documents with the California Franchise Tax Board necessary for the assumption by Alpha Nevada of all of the franchise tax liabilities of Alpha California;

(b)	file the Nevada Certificate with the Secretary of State of the State of Nevada;

(c)	file a certified copy of the Nevada Certificate with the Secretary of State of the State of California; and

(d)	take all such other actions as may be required by the NRS and the CGCL to effect the Merger.

          Section 4.2 COVENANTS OF ALPHA CALIFORNIA. Alpha California covenants and agrees that it will, on or before the Effective Date of the Merger, take all such other actions as may be required by the NRS and the CGCL to effect the Merger.

          Section 4.3 FURTHER ASSURANCES. From time to time, as and when required by the Surviving Corporation or by its successors or assigns, there shall be executed and delivered on behalf of Alpha California such deeds and other instruments, and there shall be taken or caused to be taken by the Surviving Corporation and Alpha California such further and other actions as shall be appropriate or necessary in order to vest or perfect in or conform of record or otherwise by the Surviving Corporation, the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Alpha California and otherwise to carry out the purposes of this Agreement, and the officers and directors of the Surviving Corporation are fully authorized in the name and on behalf of Alpha California or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

          Section 4.4 ABANDONMENT. At any time before the Effective Date of the Merger, this Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either Alpha California or Alpha Nevada, or both, notwithstanding the approval of this Agreement by the shareholders of Alpha california or the sole stockholder of Alpha Nevada or both.

          Section 4.5 AMENDMENT. The Boards of Directors of the Constituent Corporations may amend this Agreement at any time prior to the filing of this Agreement (or certificate in lieu thereof) with the Secretaries of State of the States of Nevada and California, provided that an amendment made subsequent to the adoption of this Agreement by the stockholders of either Constituent Corporation shall not, unless approved by the stockholders as required by law:

(a)
alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such Constituent Corporation; (ii) alter or change any term of the Certificate of Incorporation of the Surviving Corporation to be effected by the Merger; or (iii) alter or change any of the terms and conditions of this Agreement, if such alteration or change would adversely affect the holders of any class or series of capital stock of any Constituent Corporation.

          Section 4.6 AGREEMENT. Executed copies of this Agreement will be on file at the principal place of business of the Surviving Corporation at ___________________________________ .

          Section 4.7 GOVERNING LAW. This Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of Nevada and, so far as applicable, the merger provisions of the CGCL.

4 of 5

          Section 4.8 COUNTERPARTS. This Agreement may be executed in counterparts (including by facsimile), each of which shall be deemed to be an original and all of which, together, shall constitute the same instrument.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above.

ALPHA NUTRACEUTICALS, INC.
a California corporations

By:	/s/ Mark L. Baum
Name:
Title:

ALPHA NUTRACEUTICALS, INC.
a Nevada corporation

By:	/s/ Mark L. Baum
Name:
Title:

5 of 5

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.btz

Article of Merger
(PURSUANT TO)
Page 2

Important: Read attached Instructions before completing form.	ABOVE SPACE IS FOR OFFICE USE ONLY

2)	Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the survivor in the merger – NRS 92A.190):

Attn:	Mark L. Baum

c/o:	BCGU

580 Second Street, Suite 102

Encinitas CA 92024

3)	(Choose one)

	☒	The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200).

	☐	The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180)

4)	Owner’s approval (NRS 92A.200) (options a, b, or c must be used, as applicable, for each entity) (if there are more than four merging entities, check box ☐ and attach an 8 1/2” X 11” black sheet containing the required information for each additional entity):

(a)	Owner’s approval was not required from:

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and. or;

Name of surviving entity, if applicable

This form must be accompanied by appropriate fees. See attached fee schedule.	Nevada Secretary of State AM Merger 2003
Revised on: 10/24/03

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.btz

Article of Merger
(PURSUANT TO)
Page 3

Important: Read attached instructions before completing form.	ABOVE SPACE IS FOR OFFICE USE ONLY

(b)	The plan was approved by the required consent of the owners of:

Alpha Nutraceuticals, Inc.
Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Alpha Nutraceuticals, Inc.
Name of surviving entity, if applicable

* Unless otherwise provided in the certificate of trust governing instrument of a business trust, a merger must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the merger.

This form must be accompanied by appropriate fees. See attached fee schedule.	Nevada Secretary of State AM Merger 2003
Revised on: 10/24/03

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.btz

Article of Merger
(PURSUANT TO)
Page 4

Important: Read attached Instructions before completing form.	ABOVE SPACE IS FOR OFFICE USE ONLY

(c)	Approval of plan of merger for Nevada non-profit corporation (NRS 92A. 160):

The plan of merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Name of surviving entity, if applicable

This form must be accompanied by appropriate fees. See attached fee schedule.	Nevada Secretary of State AM Merger 2003
Revised on 10/24/03

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.btz

Article of Merger
(PURSUANT TO)
Page 5

Important: Read attached Instructions before completing form.	ABOVE SPACE IS FOR OFFICE USE ONLY

5)	Amendments, if any, to the articles or certificate of the surviving entity. Provids article numbers. If available. (NRS 92A.200)*:

6)	Location of Plan of Merger (check a or b):

	X	(a) The entire plan of merger is attached;

or;

(b) The entire plan of merger is on file at the registered office of the surviving corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity (NRS 92A.200).

7)	Effective date (optional)**:	December 14, 2004

* Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them “Restated” or “Amended and Restated,” accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS 92A. 180 (merger of subsidiary into parent – Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.

** A merger takes effect upon filing the articles of merger or upon a later date as specified in the articles, which must not be more than 90 days after the articles are filed (NRS 92A 240).

This form must be accompanied by appropriate fees. See attached fee schedule.	Nevada Secretary of State AM Merger 2003
Revised on 10/24/03

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Article of Merger
(PURSUANT TO)
Page 6

Important: Read attached Instructions before completing form.	ABOVE SPACE IS FOR OFFICE USE ONLY

B)
Signatures – Must be signed by: As officer of each Nevada corporation; All general partners of each Nevada limited partnership: All general partners of each Nevada limited partnership: A manager of each Nevada limited-liability company with managers of all the member if there are no managers: A trustee of each Nevada business trust [ILLEGIBLE]

(If there are more than four merging articles, check box ☐ and attach an 81/2” X 11” blank sheet combining the required information for each additional entity):

Alpha Nutraceuticals, Inc.
Name of merging entity

	/s/ Mark L. Baum	President & CEO	12/14/04
	Signature	Title	Date

Name of merging entity
/ /
	Signature	Title	Date

Name of merging entity
/ /
	Signature	Title	Date

Name of merging entity
/ /
	Signature	Title	Date

Alpha Nutraceuticals, Inc.
Name of surviving entity

	/s/ Mark L. Baum	President & CEO	12/14/04
	Signature	Title	Date

* The articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it [ILLEGIBLE] Additional signature blocks may be added to this page or as an attached as needed.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause the filing to be rejected.

This form must be accompanied by appropriate fees. see attached fee schedule.	Nevada Secretary of State AM Merger 2003
Revised on 10/24/03

AGREEMENT AND PLAN OF MERGER

ALPHA NUTRACEUTICALS, INC.
(a Nevada Corporation)

AND

ALPHA NUTRACEUTICALS, INC.
(a California Corporation)

          THIS AGREEMENT AND PLAN OF MERGER, dated as of Oct. 25, 2004 (the “Agreement”), is made by and between Alpha Nutraceuticals, Inc., a Nevada corporation (“Alpha Nevada”), and Alpha Nutraceuticals, Inc., a California corporation (“Alpha California”). Alpha Nevada And Alpha California are sometimes referred to herein as the “Constituent Corporation.”

R E C I T A L S:

          WHEREAS, Alpha California is a corporation duly organized and existing under the laws of the State of California. On the date hereof, the total number of shares of common stock, 30.001 par value, of Alpha California (the “Alpha California Common Stock”), authorized is 50,000,000, and the there are no shares of Preferred Stock of Alpha California (the “Alpha California Preferred Stock”) authorized. As of October 21, 2004, there were 4,157,049 shares of Alpha California Common Stock issued and outstanding, and no shares of Alpha California Preferred Stock were issued and outstanding.

          WHEREAS, Alpha Nevada is a corporation duly organized and existing under the laws of the State of Nevada. On the date hereof, the total number of shares of common Stock, $0.001 par value, of Alpha Nevada (the “Alpha Nevada Common Stock”) authorized is 45,000,000, and the total number of shares of Preferred Stock authorized is 5,000,000, $0.001 par value (the “Alpha Nevada Preferred Stock”). The Alpha Nevada Preferred Stock is undesignated as to series, rights, preferences, privileges, or restrictions. As of the date hereof, 100 shares of Alpha Nevada Common Stock were issued and outstanding, all of which were held by Alpha California, and no shares of Alpha Nevada Preferred Stock were issued and outstanding.

          WHEREAS, Alpha Nevada is a wholly owned subsidiary of Alpha California.

          WHEREAS, the Board of Directors of Alpha California has determined that, for the purpose of effecting the reincorporation of Alpha California in the State of Nevada, it is advisable and in the best interests of Alpha California and its shareholders that Alpha California merge with and into Alpha Nevada upon the terms and conditions provided herein.

          WHEREAS, the Merger (as hereinafter defined) is intended to qualify as reorganization described in Section 368(a) of the Internal Revenue Code of 1986, as amended.

          NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, Alpha Nevada and Alpha California hereby agree, subject to the terms and conditions hereinafter forth, as follows:

ARTICLE I
MERGER

          Section 1.1 MERGER. In accordance with the provisions of this Agreement, the Nevada Revised Statutes (the “NRS”) and the California General Corporation Law (the “CGCL”), Alpha California shall be merged with and into Alpha Nevada (the “Merger”), the separate existence of Alpha California shall cease, and Alpha Nevada shall survive the Merger and shall continue to be governed by the laws of the State of Nevada. Alpha Nevada shall be, and is sometimes referred to herein as, the “Surviving Corporation.”

          Section 1.2 FILING AND EFFECTIVENESS. The Merger shall become effective upon the completion of the following actions:

(a)	this Agreements and the Merger shall have been adopted and approved by each Constituent Corporation in accordance with the requirements of the NRS and the CGCL;

(b)	all of the conditions precedent to the consummation of the Merger specified in this Agreement shall have been satisfied or duly waived by the party entitled to satisfaction thereof;

(C)
and executed Certificate of Merger and Certificate of Ownership meeting the requirements of the NRS shall have been filed with the Secretary of State of the State of Nevada (the “Nevada Certificate”); and,

(d)	a certified copy of the Nevada Certificate of Merger and Certificate of Ownership shall have been filed with the Secretary of State of the State of California.

          The date and time when the Merger shall become effective, as aforesaid, is herein called the “Effective Date of the Merger.”

          Section 1.3 EFFECT OF THE MERGER. Upon the Effective Date of the Merger, the separate existence of Alpha California shall cease and Alpha Nevada, as the Surviving Corporation shall:

(a)	continue to possess all of its assets, rights, powers and property as constituted immediately prior to the Effective Date of the Merger;

(b)	be subject to all actions previously taken by its and Alpha California’s Boards of Directors;

(c)	succeed, without other transfer, to all of the assets, rights, powers and property of Alpha California in the manner more fully set forth in Section 1110(a) of the NRS;

(d)	continue to be subject to all of the debts, liabilities and obligations of Alpha Nevada as constituted immediately prior to the Effective Date of the Merger, and

(e)
succeed, without other transfer, to all of the debts, liabilities and obligations of Alpha California in the same manner as if Alpha Nevada had itself incurred them, all as more fully provided under the applicable provisions of the NRS and the CGCL.

ARTICLE II
CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

          Section 2.1 CERTIFICATE OF INCORPORATION. The Certificate of Incorporation of Alpha Nevada, as in effect immediately prior to the Effective Date of the Merger, shall continue in full force and effect as the Certificate of Incorporation of the surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

          Section 2.2  BY-LAWS. The By-Laws of Alpha Nevada, as in effect immediately prior to the Effective Date of the Merger, shall continue in full force and effect as the By-Laws of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

          Section 2.3 DIRECTORS AND OFFICERS. The directors and officers of Alpha California immediately prior to the Effective Date of the Merger shall be the directors and officers of the Surviving Corporation until their successors shall have been duly elected and qualified or until as otherwise provided by law, the Certificate of Incorporation of the Surviving Corporation or the By-Laws of the Surviving Corporation.

2 of 5

ARTICLE III
MANNER OF CONVERSION OF STOCK

          Section 3.1 ALPHA CALIFORNIA COMMON STOCK. Upon the Effective Date of the Merger, each share of Alpha California Common Stock, issued and outstanding immediately prior thereto, by virtue of the Merger and without any action by either of the Constituent Corporations, the holder of such shares or any other person, shall be converted into and exchanged for one (1) fully paid and nonassessable share of Common Stock of the Surviving Corporation.

          Section 3.2 ALPHA NEVADA COMMON STOCK. Upon the Effective Date of the Merger, each share of Alpha Nevada Common Stock issued and outstanding immediately prior thereto shall,  by virtue of the Merger and without any action by Alpha Nevada, the holder of such shares or any other Person, be cancelled and returned to the status of authorized but unissued shares.

          Section 3.3 EXCHANGE OF CERTIFICATES.

(a)
Corporations or their shareholders, (i) each share of the Common Stock of Alpha California issued and outstanding immediately prior thereto shall be converted into shares of fully paid and nonassessable shares of the Common Stock of Alpha Nevada at a ratio of one to one (1:1), each share of Common Stock of Alpha Nevada issued and outstanding immediately prior thereto shall be cancelled and returned to the status of authorized but unissued shares, and (ii) each share of the Preferred Stock of Alpha California issued and outstanding immediately prior to thereto shall be converted into shares of fully paid and nonassessable shares of Preferred Stock of Alpha Nevada at a ratio  of one-to-one (1:1) each share of Preferred Stock of Alpha Nevada issued and outstanding immediately prior thereto shall be cancelled and returned to the status of authorized but unissued shares.

(b)
The registered owner on the books and records of the Surviving Corporation or the Exchange Agent of any shares of stock represented by such outstanding certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or the Exchange Agent, have and be entitled to exercise any voting and other rights with respect to, and to receive dividends and other distributions upon the shares of Common Stock of the Surviving Corporation represented by, such outstanding certificate as provided above.

(c)
Each certificate representing Common Stock of the Surviving Corporation so issued in the Merger shall bear the same legends, if any, with respect to the restrictions on transferability as the certificate of Alpha California so converted and given in exchange therefore, unless otherwise determined by the Board of Directors of the Surviving Corporation in compliance with applicable laws, or other such additional legends as agreed upon by the holder and the Surviving Corporation.

(d)
If any certificate for shares of the Surviving Corporation stock is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of issuance thereof: (i) that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer; (ii) that such transfer otherwise be proper and comply with applicable securities laws; and (iii) that the person requesting such transfer pay to the Surviving Corporation or the Exchange Agent any transfer or other taxes payable by reason of issuance of such new certificate in a name other than that of the registered holder of the certificate surrendered or establish to the satisfaction of the Surviving Corporation that such tax has been paid or is not payable.

3 of 5

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Certificate of Amendment
(PURSUANT TO NRS 78.385 and 78.390)

Important: Read attached instructions before completing form.	ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation
For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:
Alpha Nutraceuticals, Inc.

2. The articles have been amended as follows (provide article numbers, if available):

Article I is amended to read as follows:

The name of this Corporation is Alpha Nutra, Inc.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: more than 75%

4. Effective date of filing (optional): 1/18/05

(must not be later than 90 days after the certificate is filed)
5. Officer Signature (required):	/s/ Mark L. Baum

* If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees. See attached fee schedule.	Nevada Secretary of State AM 78.385 Amend 2003
Revised on: 11/03/03

ROSS MILLER Secretary of State 204 North Carson Street, Ste 1 Carson City, Nevada 89701 -4299 (775) 684 5708 Website: secretaryofstate.biz

	Filed in the office of	Document Number
	/s/ Ross Miller	20070318302-46
Filing Date and Time
Certificate of Amendment	Ross Miller	05/07/2007 8:40 AM
	Secretary of State	Entity Number
(PURSUANT TO NRS 78.385 AND 78.390)	State of Nevada	C28405-2004

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation
For Nevada Profit Corporations
(Pursuant to NRS 78.386 and 78.390 - After Issuance of Stock)

1. Name of corporation:
Alpha Nutra, Inc.
2. The articles have been amended as follows (provide article numbers, if available):
Article I of the Certificate of Incorporation, relating to the name of the corporation, is hereby amended to read as follows:

“Article I: The name of the corporation is China Broadband, Inc.”

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the* articles of incorporation have voted in favor of the amendment is:

71%

4. Effective date of filing (optional):	5/4/07
([ILLEGIBLE] be later than 90 days after the certificate is filed)

5. Officer Signature (Required):	X	[ILLEGIBLE]

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.	Nevada Secretary of State AM [ILLEGIBLE] Amend 2007
Revisedon: 01/01/07

*090201*
ROSS MILLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701 -4520 (775) 684 5708 Website: www.nvsos.gov

	Filed in the office of	Document Number
	/s/ Ross Miller	20100503756-29
Filing Date and Time
Certificate of Amendment	Ross Miller	07/08/2010 3:00 PM
	Secretary of State	Entity Number
(PURSUANT TO NRS 78.385 AND 78.390)	State of Nevada	C28405-2004

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation
For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:
China Broadband, Inc.
2. The articles have been amended as follows: (provide article numbers, if available)
Section 6.1 is hereby deleted and amended and restated in its entirety as follows:
6.1 Authorized Capital Stock. The aggregate number of shares which this Corporation shall have the authority to issue is one billion five hundred fifty million (1,550,000,000) shares, consisting of (a) one billion five hundred thousand (1,500,000,000) shares of Common Stock, par value $0.001 per share (the “Common Stock”) and (b) fifty million (50,000,000) shares of preferred stock, par value $0.001 per share (the “Preferred Stock”), issuable in one or more series as hereinafter provided. A description of the classes of shares and a statement of the number of shares in each class and the relative rights, voting power, and preferences granted and restrictions imposed upon the shares of each class are as follows:

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is:

55%

4. Effective date of filing: (optional)
(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X	[ILLEGIBLE]
Signature of Officer

*lf any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.	Nevada Secretary of State Amend Profit-After
Revised: 3-6-09

*150101*
ROSS MILLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4520 (775) 684 5708 Website: www.nvsos.gov

	Filed in the Office of	Document Number
	/s/ Ross Miller	20100567721-51
Filing Date and Time
Certificate of Designation	Ross Miller	07/30/2010 8:20 AM
	Secretary of State	Entity Number
(PURSUANT TO NRS 78.1955)	State of Nevada	C28405-2004

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Designation For
Nevada Profit Corporations
(Pursuant to NRS 78.1955)

1. Name of corporation:
China Broadband, Inc.
2. By resolution of the board of directors pursuant to a provision in the articles of incorporation this certificate establishes the following regarding the voting powers, designations, preferences, limitations, restrictions and relative rights of the following class or series of stock.

A Series of Preferred Stock to be designated “Series A Preferred Stock,” which series will consist of 7,000,000 shares of the Preferred Stock, par value $0.001 per share, of the corporation and have the voting powers, designations, preferences and relative, participating, optional or other rights and the qualifications, limitations and restrictions that are set forth in the attachment hereto and incorporated herein.

3. Effective date of filing: (optional)
(must not be later than 90 days after the certificate is filed)
4. Signature: (required)

X	/s/ Marc Urbach
Signature of Officer

Filing Fee: $175.00

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.	Nevada Secretary of State Stock Designation Revised: 3-6-09

CERTIFICATE OF DESIGNATION

OF

SERIES A PREFERRED STOCK

OF

CHINA BROADBAND, INC.

                    1.     Designation. This series of Preferred Stock shall be designated as the “Series A Preferred Stock.”

                    2.     Authorization. China Broadband, Inc. (the “Company”) shall have the authority to issue 7,000,000 shares of the Series A Preferred Stock, par value US$0.001 per share, of the Company (the “Series A Preferred Stock”). Such number of shares may be increased or decreased, but not to a number less than the number of shares of Series A Preferred Stock then issued and outstanding, by resolution adopted by the full Board of Directors (the “Board”) of the Company.

                    3.     Rank. The Series A Preferred Stock shall, with respect to dividend rights and rights on liquidation, winding up and dissolution, rank (a) on a parity with any other series of Preferred Stock hereafter established by the Board, and (b) prior to the Common Stock, par value $0.001 per share (“Common Stock”).

                    4.     Dividend Provisions. The Series A Preferred Stock is only entitled to receive dividends when and if declared by the Board.

                    5.     Liquidation Preference.

                  (a)     Upon the occurrence of a Liquidation Event (as defined below), the holders of shares of Series A Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Company available for distribution to its stockholders, whether from capital, surplus or earnings, an amount per share (the “Liquidation Preference”) equal to $0.50, as may be adjusted from time to time plus all accrued, but unpaid dividends, whether declared or not.

                  (b)     If, upon the occurrence of a Liquidation Event, the assets and funds of the Company legally available for distribution to stockholders by reason of their ownership of stock of the Company shall be insufficient to permit the payment to such holders of Series A Preferred Stock, of the full aforementioned Liquidation Preference, then the entire assets and funds of the Company legally available for distribution to stockholders by reason of their ownership of stock of the Company shall be distributed ratably among the holders of Series A Preferred Stock.

1

                  (c)     For purposes of this Section 4, a “Liquidation Event” is any liquidation, dissolution or winding up of the Company, either voluntary or involuntary, and upon the election of the holders of a majority of the then outstanding Series A Preferred Stock shall be deemed to be occasioned by, or to include, (i) the acquisition of the Company by another entity by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger, consolidation, or other transaction in which control of the Company is transferred, but, excluding any merger effected exclusively for the purpose of changing the domicile of the Company) unless the Company’s stockholders of record as constituted immediately prior to such acquisition or sale will, immediately after such acquisition or sale (by virtue of securities issued as consideration for the Company’s acquisition or sale or otherwise) hold at least 50% of the voting power of the surviving or acquiring entity or (ii) a sale of all or substantially all of the assets of the Company.

                    6.     Conversion. The holders of the Series A Preferred Stock shall have conversion rights as follows (the “Conversion Rights”):

                  (a)     Right to Convert. Each share of Series A Preferred Stock shall be convertible, at the option of the holder thereof, at any time, at the office of the Company or any transfer agent for such stock, into ten (10) fully paid and nonassessable shares of Common Stock.

                  (b)     Mechanics of Conversion. Before any holder of Series A Preferred Stock shall be entitled to convert the same into shares of Common Stock, he, she or it shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Company or of any transfer agent, and shall give written notice to the Company at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued. The Company shall, as soon as practicable thereafter and in any event within three business days after such notice, issue and deliver at such office to such holder of Series A Preferred Stock, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Series A Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date. If the conversion is in connection with an underwritten public offering of the Company’s Common Stock, the conversion may, at the option of any holder tendering Series A Preferred Stock for conversion, be conditioned upon the closing with the underwriters of the sale of the Company’s Common Stock pursuant to such offering, in which event the persons entitled to receive the Common Stock upon conversion of the Series A Preferred Stock shall not be deemed to have converted such Series A Preferred Stock until immediately prior to the closing of such public offering.

                  (c)     Status of Converted Stock. In the event any shares of Series A Preferred Stock shall be converted pursuant to this Section 6, the shares so converted shall be canceled and shall not be reissued by the Company.

                  (d)     Conversion Adjustments. The number of shares issuable upon conversion of Series A Preferred Stock shall be subject to adjustment from time to time as follows:

2

(i)
Adjustments for Subdivisions or Combinations of Common Stock. In the event the outstanding shares of Common Stock shall be subdivided by stock split, stock dividend or otherwise, into a greater number of shares of Common Stock, the number of shares of Common Stock issuable upon conversion of Series A Preferred Stock shall, concurrently with the effectiveness of such subdivision, be proportionately increased. In the event the outstanding shares of Common Stock shall be combined or consolidated into a lesser number of shares of Common Stock, the number of shares of Common Stock issuable upon conversion of Series A Preferred Stock shall, concurrently with the effectiveness of such combination or consolidation, be proportionately decreased.

(ii)
Adjustments for Stock Dividends and Other Distributions. In the event the Company makes, or fixes a record date for the determination of holders of Common Stock entitled to receive, any distribution, (excluding repurchases of securities by the Company not made on a pro rata basis) payable in property or in securities of the Company other than shares of Common Stock, and other than as otherwise adjusted for in this Section 6 in connection with a dividend, then and in each such event the holders of Series A Preferred Stock shall receive, at the time of such distribution, the amount of property or the number of securities of the Company that they would have received had their Series A Preferred Stock been converted into Common Stock on the date of such event.

(iii)
Adjustments for Reorganizations, Reclassifications or Similar Events. If the Common Stock shall be changed into the same or a different number of shares of any other class or classes of stock or other securities or property, whether by capital reorganization, reclassification or otherwise, then each share of Series A Preferred Stock shall thereafter be convertible into the number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock of the Company deliverable upon conversion of such shares of Series A Preferred Stock shall have been entitled upon such reorganization, reclassification or other event.

3

(iv)
Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment pursuant to this Section 6, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of Series A Preferred Stock to which such adjustment pertains a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request at any time of any holder of Series A Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments, and (iii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of such holder’s Series A Preferred Stock.

                  (e)     No Impairment. The Company will not go through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, or avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by the Company pursuant to this Section 7, but will at all times in good faith assist in the carrying out of all the provisions of this Section 7 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of Series A Preferred Stock against impairment.

                  (f)     Reservation of Stock Issuable Upon Conversion. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the conversion of the shares of Series A Preferred Stock such number of shares of its Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Series A Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Series A Preferred Stock, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

                  (g)     Status of Converted or Contributed Shares. In case any shares of Series A Preferred Stock are converted into Common Stock pursuant to this Section 6 or are contributed back to the Company (through repurchase or otherwise) after the date such shares of Series A Preferred Stock were first issued, all such shares so converted or contributed shall, upon such conversion or contribution, be cancelled and shall not be issuable by the Company. The Company may from time to time take such appropriate corporate action as may be necessary to reduce accordingly the number of authorized shares of the Company’s Series A Preferred Stock.

4

                    7.     Voting Rights and Board of Directors. Except as otherwise required by law, each holder of Series A Preferred Stock shall be entitled to ten (10) votes for each one (1) share of Common Stock that is issuable upon conversion of a share of Series A Preferred Stock held at the record date for determination of the stockholders entitled to vote, or, if no such record date is established, at the date such vote is taken or any written consent of stockholders is solicited. Except as required by law or as otherwise set forth herein, all shares of Series A Preferred Stock and all shares of Common Stock shall vote together as a single class. Fractional votes by the holders of Series A Preferred Stock shall not, however, be permitted, and any fractional voting rights shall (after aggregating all shares into which shares of Series A Preferred Stock held by each holder could be converted) be rounded up to the nearest whole number of shares of Common Stock into which a share of Series A Preferred Stock is convertible into.

                    8. Amendments. The terms, conditions, rights and preferences contained in this Certificate of Designation may be amended, modified, waived, amended and restated or replaced in its entirety upon the approval of the Board with the consent of at least two-thirds of the then outstanding shares of Series A Preferred Stock voting as a separate class.

*****

5

          IN WITNESS WHEREOF, the foregoing Certificate of Designation has been duly executed on behalf of the Company by the undersigned on July 30, 2010.

China Broadband, Inc.

By:	/s/ Marc Urbach
Marc Urbach
President

SIGNATURE PAGE TO CERTIFICATE OF DESIGNATION

*150101*
ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708	Filed in the office of /s/ Ross Miller Ross Miller Secretary of State State of Nevada	Document Number 20100567726-06
Website: www.nvsos.gov
Filing Date and Time 07/30/2010 8:20 AM
Certificate of Designation (PURSUANT TO NRS 78.1955)		Entity Number C28405-2004

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Designation For Nevada Profit Corporations (Pursuant to NRS 78.1955)

1. Name of corporation:
China Broadband, Inc.

2. By resolution of the board of directors pursuant to a provision in the articles of incorporation this certificate establishes the following regarding the voting powers, designations, preferences, limitations, restrictions and relative rights of the following class or series of stock.

A Series of Preferred Stock to be designated “Series B Preferred Stock,” which series will consist of 6,000,000 shares of the Preferred Stock, par value $0.001 per share, of the corporation and have the voting powers, designations, preferences and relative, participating, optional or other rights and the qualifications, limitations and restrictions that are set forth in the exhibit attached hereto and incorporated herein.

3. Effective date of filing: (optional)
(must not be later than 90 days after the certificate is filed)

4. Signature: (required)

X	/s/ Marc Urbach
Signature of Officer

Filing Fee: $175.00

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.	Nevada Secretary of State Stock Designation
Revised: 3-6-09

CERTIFICATE OF DESIGNATION

OF

SERIES B PREFERRED STOCK

OF

CHINA BROADBAND, INC.

          1.     Designation. This series of Preferred Stock shall be designated as the “Series B Preferred Stock.”

          2.     Authorization. China Broadband, Inc. (the “Company”) shall have the authority to issue 6,000,000 shares of the Series B Preferred Stock, par value US$0.001 per share, of the Company (the “Series B Preferred Stock”). Such number of shares may be increased or decreased, but not to a number less than the number of shares of Series B Preferred Stock then issued and outstanding, by resolution adopted by the full Board of Directors (the “Board”) of the Company.

          3.     Rank. The Series B Preferred Stock shall, with respect to dividend rights and rights on liquidation, winding up and dissolution, rank (a) on a parity with any other series of Preferred Stock hereafter established by the Board, and (b) prior to the Company’s Common Stock, par value $0.001 per share (“Common Stock”).

          4.     Dividend Provisions. The Series B Preferred Stock is only entitled to receive dividends when and if declared by the Board.

          5.     Liquidation Preference.

                    (a)     Upon the occurrence of a Liquidation Event (as defined below), the holders of shares of Series B Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Company available for distribution to its stockholders, whether from capital, surplus or earnings, an amount per share (the “Liquidation Preference”) equal to $0.50, as may be adjusted from time to time plus all accrued, but unpaid dividends, whether declared or not.

                    (b)     If, upon the occurrence of a Liquidation Event, the assets and funds of the Company legally available for distribution to stockholders by reason of their ownership of stock of the Company shall be insufficient to permit the payment to such holders of Series B Preferred Stock, of the full aforementioned Liquidation Preference, then the entire assets and funds of the Company legally available for distribution to stockholders by reason of their ownership of stock of the Company shall be distributed ratably among the holders of Series B Preferred Stock.

1

                    (c)     For purposes of this Section 4, a “Liquidation Event” is any liquidation, dissolution or winding up of the Company, either voluntary or involuntary, and upon the election of the holders of a majority of the then outstanding Series B Preferred Stock shall be deemed to be occasioned by, or to include, (i) the acquisition of the Company by another entity by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger, consolidation, or other transaction in which control of the Company is transferred, but, excluding any merger effected exclusively for the purpose of changing the domicile of the Company) unless the Company’s stockholders of record as constituted immediately prior to such acquisition or sale will, immediately after such acquisition or sale (by virtue of securities issued as consideration for the Company’s acquisition or sale or otherwise) hold at least 50% of the voting power of the surviving or acquiring entity or (ii) a sale of all or substantially all of the assets of the Company.

          6.     Conversion. The holders of the Series B Preferred Stock shall have conversion rights as follows (the “Conversion Rights”):

                    (a)     Right to Convert. Each share of Series B Preferred Stock shall be convertible, at the option of the holder thereof, at any time, at the office of the Company or any transfer agent for such stock, into ten (10) fully paid and nonassessable shares of Common Stock.

                    (b)     Mechanics of Conversion. Before any holder of Series B Preferred Stock shall be entitled to convert the same into shares of Common Stock, he, she or it shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Company or of any transfer agent, and shall give written notice to the Company at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued. The Company shall, as soon as practicable thereafter and in any event within three business days after such notice, issue and deliver at such office to such holder of Series B Preferred Stock, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Series B Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date. If the conversion is in connection with an underwritten public offering of the Company’s Common Stock, the conversion may, at the option of any holder tendering Series B Preferred Stock for conversion, be conditioned upon the closing with the underwriters of the sale of the Company’s Common Stock pursuant to such offering, in which event the persons entitled to receive the Common Stock upon conversion of the Series B Preferred Stock shall not be deemed to have converted such Series B Preferred Stock until immediately prior to the closing of such public offering:

                    (c)     Conversion Adjustments. The number of shares issuable upon conversion of Series B Preferred Stock shall be subject to adjustment from time to time as follows:

                              (i)     Adjustments for Subdivisions or Combinations of Common Stock. In the event the outstanding shares of Common Stock shall be subdivided by stock split, stock dividend or otherwise, into a greater number of shares of Common Stock, the number of shares of Common Stock issuable upon conversion of Series B Preferred Stock shall, concurrently with the effectiveness of such subdivision, be proportionately increased. In the event the outstanding shares of Common Stock shall be combined or consolidated into a lesser number of shares of Common Stock, the number of shares of Common Stock issuable upon conversion of Series B Preferred Stock shall, concurrently with the effectiveness of such, combination or consolidation, be proportionately decreased.

2

                              (ii)     Adjustments for Stock Dividends and Other Distributions. In the event the Company makes, or fixes a record date for the determination of holders of Common Stock entitled to receive, any distribution (excluding repurchases of securities by the Company not made on a pro rata basis) payable in property or in securities of the Company other than shares of Common Stock, and other than as otherwise adjusted for in this Section 6 in connection with a dividend, then and in each such event the holders of Series B Preferred Stock shall receive, at the time of such distribution, the amount of property or the number of securities of the Company that they would have received had their Series B Preferred Stock been converted into Common Stock on the date of such event.

                              (iii)     Adjustments for Reorganizations, Reclassifications or Similar Events. If the Common Stock shall be changed into the same or a different number of shares of any other class or classes of stock or other securities or property, whether by capital reorganization, reclassification or otherwise, then each share of Series B Preferred Stock shall thereafter be convertible into the number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock of the Company deliverable upon conversion of such shares of Series B Preferred Stock shall have been entitled upon such reorganization, reclassification or other event.

                              (iv)     Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment pursuant to this Section 6, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of Series B Preferred Stock to which such adjustment pertains a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request at any time of any holder of Series B Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments, and (iii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of such holder’s Series B Preferred Stock.

                    (d)     No Impairment. The Company will not go through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, or avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by the Company pursuant to this Section 6, but will at all times in good faith assist in the carrying out of all the provisions of this Section 6 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of Series B Preferred Stock against impairment.

                    (e)     Reservation of Stock Issuable Upon Conversion. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the conversion of the shares of Series B Preferred Stock such number of shares of its Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Series B Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Series B Preferred Stock, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

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                    (f)     Status of Converted or Contributed Shares. In case any shares of Series B Preferred Stock are converted into Common Stock pursuant to this Section 6 or are contributed back to the Company (through repurchase or otherwise) after the date such shares of Series B Preferred Stock were first issued, all such shares so converted or contributed shall, upon such conversion or contribution, be cancelled and shall not be issuable by the Company. The Company may from time to time take such appropriate corporate action as may be necessary to reduce accordingly the number of authorized shares of the Company’s Series B Preferred Stock.

                    (g)     Limitations and Restrictions on Conversion. The Company shall not effect any conversion of Series B Preferred Stock, and no holder of Series B Preferred Stock shall have the right to convert any portion of their Series B Preferred Stock, pursuant to Section 6(a) or otherwise, to the extent that after giving effect to such conversion, such holder (together with such holder’s affiliates) would beneficially own in excess of 4.99% of the number of shares of Common Stock outstanding immediately after giving effect to such conversion unless such holder shall have, in its sole discretion, elected to increase such amount to 9.99% of the number of shares of Common Stock outstanding immediately after giving effect to such conversion. For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by a holder of Series B Preferred Stock (together with such holder’s affiliates) shall include the number of shares of Common Stock issuable upon conversion of the Series B Preferred Stock with respect to which the determination of such sentence is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (A) conversion of the remaining, nonconverted portion of the holder’s Series B Preferred Stock beneficially owned by such holder or any of its affiliates and (B) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by such holder of Series B Preferred Stock or any of its affiliates. Except as set forth in the preceding sentence, for purposes of this Section 6(h), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act. To the extent that the limitation contained in this section applies, the determination of whether the Series B Preferred Stock is convertible (in relation to other securities owned by such holder of Series B Preferred Stock) and of which a portion of such holder’s Series B Preferred Stock is convertible shall be in the sole discretion of such holder. To ensure compliance with this restriction, such holder will be deemed to represent to the Company each time it delivers written notice the Company in accordance with Section 6(b) with respect to the conversion of Series B Preferred Stock that such holder has not violated the restrictions set forth in this paragraph, and the Company shall have no obligation to verify or confirm the accuracy of such determination. For purposes of this Section 6(g), in determining the number of outstanding shares of Common Stock, a holder of Series B Preferred Stock may rely on the number of outstanding shares of Common Stock as reflected in a Company filing with the U.S. Securities and Exchange Commission, a public announcement by the Company, or any other notice by the Company or the Company’s transfer agent setting forth the number of shares of Common Stock outstanding. The provisions of this Section 6(g) may be waived by a holder with respect to the Series B Preferred Stock held by such holder, upon not less than sixty-one (61) days’ prior notice to the Company, and the provisions of this Section 6(g) shall continue to apply until such 61st day (or such later date, as determined by such holder).

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          7.     Voting Rights. Except as provided in Section 8 hereof, and except for any other matters brought before the holders of Series B Preferred Stock for a vote of the holders of Series B Preferred Stock as a separate class, the holders of Series B Preferred Stock shall not be entitled to vote on matters submitted to a vote of the shareholders of the Company. Without limiting the generality of the foregoing, the holders of the Series B Preferred Stock shall not be entitled to vote on an as converted basis with the holders of the Company’s Common Stock.

          8.     Amendments. The terms, conditions, rights and preferences contained in this Certificate of Designation may be amended, modified, waived, amended and restated or replaced in its entirety upon the approval of the Board with the consent of at least a majority of the then outstanding shares of Series B Preferred Stock voting as a separate class.

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          IN WITNESS WHEREOF, the foregoing Certificate of Designation has been duly executed on behalf of the Company by the undersigned on July 30, 2010.

China Broadband, Inc.

By:	/s/ Marc Urbach
Marc Urbach
President

SIGNATURE PAGE TO CERTIFICATE OF DESIGNATION